UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

☑	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☑	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12
SUNATION ENERGY, INC.
(Name of Registrant as Specified in its Charter)
(Name of Person(s) Filing Proxy Statement if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 3, 2025
To the Stockholders of SUNation Energy, Inc.:
You are cordially invited to attend a Special Meeting of Stockholders of SUNation Energy, Inc. (“we,” “us” or the “Company”) beginning at 10:00 a.m. Eastern Time on April 3, 2025, for the following purpose:
1.
to approve an amendment to our certificate of incorporation to increase the number of authorized shares of our common stock, par value $0.05 per share (the “Common Stock”) from 25,000,000 to 1,000,000,000 (the “Authorized Share Increase Proposal” or Proposal 1);

2.
to grant discretionary authority to our board of directors to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-two hundred (1-for-200), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal” or Proposal 2);

3.
to authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, issued in connection with an offering and sale of securities of the Company that was consummated on February 27, 2025 (the “Issuance Proposal” or Proposal 3);

4.
To approve one or more adjournments of the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes at the Special Meeting to approve any of the proposals at the time of the Special Meeting (the “Adjournment Proposal” or Proposal 4); and

5.	to consider and transact such other business as may be properly brought before the Special Meeting and any adjournments thereof.
The Special Meeting will be a virtual meeting of shareholders.
You may attend the online meeting and vote your shares electronically during the Special Meeting via the internet by visiting www.virtualshareholdermeeting.com/SUNE2025SM. You will need the 16-digit control number pin that is printed on your notice of internet availability of proxy materials (“Notice of Internet Availability of Proxy Materials”) or the box marked by the arrow on your proxy card or on the voting instructions that accompanied your proxy materials. We recommend that you log in at least fifteen minutes before the start of the Special Meeting to ensure that you are logged in when the Special Meeting starts.
The Board has fixed February 27, 2025 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournment or postponement thereof. Only holders of record of shares of our Common Stock, as well as any holder of our Series D Convertible Preferred Stock, at the close of business on the record date are entitled to notice of, and to vote at, the Special Meeting. At the close of business on the record date, 4,393,587 shares of Common Stock and one share of Series D Convertible Preferred Stock (the latter of which is eligible to vote on an as converted basis as a single class with the Common Stock) were outstanding and eligible to vote.
By Order of the Board of Directors of SUNation Energy, Inc.
Roger H.D. Lacey, Chairman
March 10, 2025
IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS:
Copies of this Notice and the Proxy Statement are available at www.proxyvote.com

NOTE REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements may relate to our future financial performance, business operations, and executive compensation decisions, or other future events. You can identify forward-looking statements by the use of words such as “anticipate,” “believe,” “could,” “expect,” “intend,” “may,” “will,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to such statements. We have based these forward-looking statements on our current expectations and projections about future events that we believe may affect our business, results of operations and financial condition.
The outcomes of the events described in these forward-looking statements are subject to risks, uncertainties and other factors as described in the reports we file with the Securities and Exchange Commission (the “SEC”). We cannot assure you that the events and circumstances reflected in the forward-looking statements will be achieved or occur, and actual results could differ materially from those expressed or implied in the forward-looking statements. We undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made except as may be required under applicable securities law.

SUNATION ENERGY, INC.
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 3, 2025
i

171 Remington Boulevard
Ronkonkoma, NY 11779
(631) 750-9454
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS
APRIL 3, 2025
This proxy statement contains information related to a Special Meeting of Stockholders of SUNation Energy, Inc. which will be held beginning at 10:00 a.m. Eastern Time on Thursday, April 3, 2025, to be held virtually by visiting www.virtualshareholdermeeting.com/SUNE2025SM and any postponements or adjournments of the meeting. We anticipate the first mailing of these proxy materials to stockholders on or about March 13, 2025. In this proxy statement, “Company,” “SUNE,” “we,” “us,” and “our” each refer to SUNation Energy, Inc. and its subsidiaries.
ABOUT THE PROXY MATERIALS
We are furnishing proxy materials to our stockholders of record on February 27, 2025, in connection with the solicitation of proxies by our Board of Directors of the Company (the “Board”) to be voted at the Special Meeting of stockholders to be held virtually by visiting www.virtualshareholdermeeting.com/SUNE2025SM beginning at 10:00 a.m. Eastern Time on Thursday, April 3, 2025, or at any adjournment or postponements thereof. This proxy is being solicited by the Board, and the cost of solicitation of the proxies will be paid by SUNation. Our officers, directors and regular employees, without additional compensation, also may solicit proxies by further mailing, by telephone or personal conversations.
QUESTIONS AND ANSWERS ABOUT THE MEETING
How can I attend the virtual Special Meeting?
The Special Meeting will be online and a completely virtual meeting of shareholders. This decision was made based on our desire to facilitate participation of shareholders in the Special Meeting wherever they may be located.
All shareholders are cordially invited to attend the Special Meeting. Whether or not you plan to attend the Special Meeting, please vote your shares by internet, telephone or signing and returning the enclosed proxy or other voting instruction form.
To participate in the Special Meeting, you will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials or the proxy card or the voting instructions that accompanied your proxy materials. Please have your 16-digit control number readily available and log on to the Special Meeting by visiting www.virtualshareholdermeeting.com/SUNE2025SM and entering your 16-digit control number. The Special Meeting will begin promptly at 10:00 a.m. Eastern Time on April 3, 2025.
The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong internet connection wherever they intend to participate in the Special Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Special Meeting. We recommend that you log in at least ten minutes before the Special Meeting.
What is the purpose of the meeting?
At our Special Meeting, shareholders will act upon the matters disclosed in the notice of Special Meeting of Shareholders that accompanies this proxy statement, as follows:
1.
Authorized Share Increase Proposal. Amendment to our certificate of incorporation to increase the number of authorized shares of Common Stock from 25,000,000 to 1,000,000,000 (the “Authorized Share Increase Proposal” or Proposal 1);

2.
Reverse Stock Split Proposal. To grant discretionary authority to the Board to (i) amend our certificate of incorporation to combine outstanding shares of our Common Stock into a lesser number of outstanding shares, or a “reverse stock split,” at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-two hundred (1-for-200), with the exact ratio to be determined by our board of directors in its sole discretion; and (ii) effect the reverse stock split, if at all, within one year of the date the proposal is approved by stockholders (the “Reverse Stock Split Proposal” or Proposal 2);

3.
Issuance Proposal. To authorize, for purposes of complying with Nasdaq listing rule 5635(d), the issuance in connection with a registered direct offering and sale of securities of the Company that was consummated on February 27, 2025 (the “Offering”) of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants, (the “Issuance Proposal” or Proposal 3); and

4.
Adjournment Proposal. To approve one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of the Reverse Stock Split Proposal, the Authorized Share Increase Proposal or the Issuance Proposal if there are not sufficient votes at the Special Meeting to approve and adopt the Reverse Stock Split Proposal, the Authorized Share Increase Proposal or the Issuance Proposal (Proposal 4).

How does the Board recommend that I vote?
•	The Board of Directors named in this proxy statement recommends a vote FOR the increase in the authorized Common Stock under Proposal 1.
•	The Board of Directors named in this proxy statement recommends a vote FOR the reverse stock split under Proposal 2.
•
The Board of Directors named in this proxy statement recommends a vote FOR the approval, for purposes of complying with Nasdaq Rule 5635, of the issuance of Warrants, shares of Common Stock underlying the Warrants and certain provisions of the Warrants under Proposal 3.

•	The Board of Directors named in this proxy statement recommends a vote FOR one or more adjournments, if necessary, under Proposal 4.
What happens if we fail to obtain the approval of the Authorized Share Increase Proposal, the Reverse Stock Split Proposal and the Issuance Proposal (collectively, the “Approvals”)?
If we do not obtain all of the Approvals at this meeting, we will call a meeting every sixty (60) days thereafter until such time that Approvals are obtained.
What are the voting rights of the shareholders?
Only holders of shares of Common Stock, as well as any holder of our outstanding Series D Convertible Preferred stock (which shall vote on an as converted basis as a single class with the Common Stock) on the record date are entitled to one vote per share on all matters properly brought before the Special Meeting; however, shareholders on the record date who participated in and purchased securities in the Company’s Offering that closed on February 27, 2025 (related to Issuance Proposal) may not vote their shares purchased in such Offering with respect to Proposal 3, but such holders may vote on all other proposals set forth in this Proxy Statement. Therefore, a total of 2,828,587 votes are entitled to be cast at the meeting with respect to the Issuance Proposal (Proposal 3), and a total of 4,793,587 votes are entitled to be cast at the meeting with respect to all other proposals (Proposals 1, 2 and 4), in each case inclusive of the Series D convertible preferred stock shares on the record date.
Who is entitled to vote at the meeting?
If you were a shareholder of record at the close of business on February 27, 2025 (the “record date”), you are entitled to vote at the Special Meeting or any adjournments thereof, including any holder of Series D Convertible Preferred Stock, who may vote on an as converted basis as a single class with the Common Stock. As of the record date, 2,428,587 shares of Common Stock and one share of Series D Convertible Preferred Stock (which preferred stock is convertible to common stock equal to 400,000 additional voting shares) are outstanding and eligible to vote on Proposal 3, and 4,393,587 shares of Common Stock and one share of Series D Convertible Preferred Stock (which preferred stock is convertible to common stock equal to 400,000 additional voting shares) were outstanding and eligible to vote on all other Proposals (1, 2 and 4).

As provided in the Company’s Certificate of Designation creating the Series D Convertible Preferred Stock, each share of Series D Convertible Preferred Stock will vote as a single class with the common stock on an as converted basis in accordance therewith.
What is the difference between a shareholder of record and a street name holder?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are the “shareholder of record.” If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of those shares, and your shares are held in street name.
How many shares must be present to hold the meeting?
A quorum is the minimum number of shares required to be present or represented by proxy at the Special Meeting to hold a meeting of stockholders and conduct business under our bylaws and Delaware law. The presence, in person (which would include presence at a virtual meeting) or represented by proxy, of one third of the voting power of the stock issued, outstanding and entitled to vote at the Special Meeting will constitute a quorum at the Special Meeting. Abstentions and broker non-votes will be counted as shares present and entitled to vote for the purposes of determining a quorum for the Special Meeting.
An “Abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker non-vote occurs when a broker or other nominee who holds shares for another person does not vote on a particular proposal because that holder does not have the discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares; as a result, the broker or other nominee is unable to vote those uninstructed shares. Abstentions and broker non-votes, while included for quorum purposes, will not be counted as votes “cast” for or against any proposal.
What if I do not specify a voting choice for a proposal when returning a proxy?
Proxies or other voting instruction forms that are signed and returned without voting instructions will be voted in accordance with the recommendations of the Company’s Board of Directors. The Company’s Board of Directors recommends that shareholders vote FOR each proposal presented at the Special Meeting.
How are proxies solicited and what is the cost?
The Company will bear all expenses incurred in connection with the solicitation of proxies and printing, filing and mailing this proxy statement. The Company will be solely responsible for the costs of the solicitation.
Additionally, some of our directors, officers and regular employees may solicit proxies personally or by telephone, letter, facsimile or email. These directors, officers and employees will not be paid additional remuneration for their efforts but may be reimbursed for out-of-pocket expenses incurred in connection therewith. We have retained Morrow Sodali LLC to aid in the solicitation of proxies, at an estimated cost of $10,000. We will request brokers, custodians, nominees and other record holders to forward copies of the proxy statement and related soliciting materials to persons for whom they hold shares of our Common Stock and to request authority for the exercise of proxies. In such cases, upon the request of the record holders, we will reimburse theses holders for their reasonable out-of-pocket expenses.
How do I vote my shares?
If you are a shareholder of record, you may give a proxy to be voted at the meeting either:
•	Electronically, by following the instructions provided in the Notice of Internet Availability of Proxy Materials or proxy card; or
•	If you received printed proxy materials, you may also vote by mail or telephone as instructed on the proxy card.
If you hold shares beneficially in street name, you may also vote by proxy over the Internet by following the instructions in the Notice of Internet Availability of Proxy Materials or, if you received printed proxy materials, you may also vote by mail or telephone by following the instructions in the voting instruction card provided to you by your broker, bank, trustee or nominee.

The telephone and Internet voting procedures have been set up for your convenience. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly.
What does it mean if I receive more than one Notice of Internet Availability of Proxy Materials, proxy card or voting instruction card?
It means you hold shares of our Common Stock or other eligible voting shares in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card or, if you vote by telephone or via the Internet, vote once for each proxy card, voting instruction card or Notice of Internet Availability of Proxy Materials you receive.
What vote is required for the proposal to be approved?
The following table summarizes the votes required for passage of each proposal and the effect of abstentions and uninstructed shares held by brokers.

Proposal Number	Description	Votes Required for Approval	Abstentions	Uninstructed Shares
1	Authorized Share Increase Proposal	Majority of votes cast	Not voted	Not voted

2	Reverse Stock Split Proposal	Majority of votes cast	Not voted	Discretionary vote – brokers may vote

3	Issuance Proposal	Majority of votes cast	Not voted	Not voted

4	Adjournment Proposal	Majority of votes cast	Not voted	Discretionary vote – brokers may vote

How are votes counted?
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 1.
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 2.
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 3.
Shareholders may vote FOR, AGAINST or ABSTAIN on Proposal 4.
If you vote ABSTAIN or WITHHOLD, your shares will be counted as present at the meeting for the purposes of determining a quorum. If you WITHHOLD authority to vote, or if you ABSTAIN from voting on any of the other proposals, it will have the effect noted in the table above.
If you hold your shares in street name and do not provide voting instructions to your broker or nominee, your shares will be considered to be uninstructed shares or “broker non-votes” and will not be voted on any proposal on which your broker or nominee does not have discretionary authority to vote under the rules of the New York Stock Exchange. Shares that constitute broker non-votes will be present at the meeting determining whether a quorum exists, and Proposals 1, 2 and 4, but not on Proposal 3.
What if I do not specify a choice for a matter when returning a proxy?
Unless you indicate otherwise, the persons named as proxies on the proxy card will vote your shares FOR each of the Authorized Share Increase Proposal, the Reverse Stock Split Proposal, the Issuance Proposal and the Adjournment Proposal.
Are there dissenters’ or appraisal rights?
Under Delaware General Corporation Law, our stockholders are not entitled to any dissenters rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.

May I change my vote?
Yes. If you are a shareholder of record, you may change your vote and revoke your proxy at any time before it is voted at the meeting in any of the following ways:
•	by sending a written notice of revocation to our Corporate Secretary;
•	by submitting another properly signed proxy card at a later date to our Corporate Secretary; or
•	by submitting another proxy by telephone or via the Internet at a later date.
If you are a street name holder, please consult your broker, bank, trustee or nominee for instructions on how to change your vote.
You can also change your proxy by voting at the meeting.
Why did I receive a full set of the proxy materials, instead of a notice regarding the Internet availability of proxy materials?
Although in the past we have mailed just a notice to our shareholders regarding the availability of proxy materials through the Internet, for this Special Meeting, we have elected to use the “full set delivery” option, and so are providing paper copies of proxy materials to all our shareholders, unless otherwise previously requested by the shareholder. Our proxy materials are also available via the Internet at www.proxyvote.com.

PROPOSAL 1
INCREASE IN THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
Introduction
Our Certificate of Incorporation, as amended, currently authorizes the issuance of up to 25,000,000 shares of Common Stock and 3,000,000 shares of preferred stock. The Board has approved an amendment to increase the number of authorized shares of Common Stock from 25,000,000 to 1,000,000,000 shares.
The proposed form of Certificate of Amendment to the Certificate of Incorporation to effect the increase in our authorized Common Stock is attached as Appendix A to this Proxy Statement.
Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Certificate of Incorporation (the “Certificate of Amendment”), 1,000,000,000 shares of Common Stock and 3,000,000 shares of preferred stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or preferred stock as a result of this amendment.
Reasons for the Increase in Authorized Shares of Common Stock
The Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, or other distributions and stock splits (including splits effected through the declaration of stock dividends).
As of the Record Date, 4,393,587 shares of our Common Stock were issued and outstanding.
Our working capital requirements are significant and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.
Current Plans, Proposals or Arrangements to Issue Shares of Common Stock
As of the Record Date, the Company had:
•	11,078,480 shares of Common Stock issuable upon the exercise of Pre-Funded Warrants (as defined in Proposal 3);
•	314 shares of Common Stock issuable upon vesting of restricted stock unit awards;
•	12,422 shares of Common Stock reserved for future issuance under our 2022 Equity Incentive Plan;
•	400 shares of Common Stock reserved for future issuance under our 2022 Employee Stock Purchase Plan;
•
471,311 shares of Common Stock issuable upon the exercise of contractual settlement rights related to previously issued Common Stock warrants issued in March 2022, and later resold in substantial part, with an average exercise price of $1.66 per share of the issued shares, and an assumed average exercise price of $1.22 related to potential future issuances; and

•
22,222 shares of Common Stock issuable upon the conversion of certain senior secured convertible notes (the “Convertible Notes”) at a price of $22.50 per share (assuming the maximum accrued interest prior to the maturity date of the Convertible Notes), as well as 400,000 shares of Common Stock issuable upon conversion of the Series D Convertible Preferred Stock, which preferred stock is entitled to vote as a single class on an as converted basis with the common stockholders equal to 400,000 voting shares.

The increase in the authorized common shares would also be necessary to allow for the issuance of shares of our Common Stock pursuant to the Offering described below in Proposal 3. If our stockholders approve the issuance of the Warrants and the adjustment provisions of the Warrants, the exercise of the Warrants (assuming exercise at a floor price of $0.23 for the Series A Warrants and Series B Warrants) could result in the issuance of up to an additional approximately 783 million shares of our Common Stock.
In addition, following the approval and filing of the amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of Common Stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.
Other than as set forth above, the Company has no current plans, proposals or arrangements to issue any of the additional authorized shares of Common Stock that would become available as a result of the filing of the Certificate of Amendment.
Effects of the Increase in Authorized Common Stock
Following the filing of the Certificate of Amendment with the Secretary of State of Delaware, we will have the authority to issue up to 1,000,000,000 shares of Common Stock. These shares may be issued without further stockholder approval at any time (except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange on which our securities may be listed), in the discretion of the Board. The authorized and unissued shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company and/or pursuant to existing contractual arrangements.
The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect.
The increase in our authorized Common Stock will not have any immediate dilutive effect or change the rights of current holders of our Common Stock.
Procedure for Implementing the Amendment
The increase in our authorized Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.
Interests of Officers and Directors in this Proposal
Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.
Reservation of Right to Abandon Amendment to Increase Authorized Shares of Common Stock
The Board reserves the right to abandon the amendment of the Certificate of Incorporation to increase the number of authorized shares of our Common Stock at any time before the filing with the Secretary of State of Delaware of the Certificate of Amendment, notwithstanding stockholder approval for the amendment.
Vote Required
Approval of Proposal No. 1 requires the affirmative vote of majority of the votes cast on this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 1.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal 1.

PROPOSAL 2
AUTHORIZATION OF REVERSE STOCK SPLIT
The Board has approved an amendment to our Certificate of Incorporation to combine the outstanding shares of our Common Stock into a lesser number of outstanding shares (a “Reverse Stock Split”).
If approved by our stockholders, this proposal would permit (but not require) the Board to effect a Reverse Stock Split of the outstanding shares of our Common Stock within one (1) year of the date the proposal is approved by stockholders, at a specific ratio within a range of one-for-five (1-for-5) to a maximum of a one-for-two hundred (1-for-200), with the specific ratio to be fixed within this range by the Board in its sole discretion without further stockholder approval. We believe that enabling the Board to fix the specific ratio of the Reverse Stock Split within the stated range will provide us with the flexibility to implement it in a manner designed to maximize the anticipated benefits for our stockholders.
In fixing the ratio, the Board may consider, among other things, factors such as: the initial and continued listing requirements of the Nasdaq Stock Market; the number of shares of our Common Stock outstanding; potential financing opportunities; and prevailing general market and economic conditions.
The Reverse Stock Split, if approved by our stockholders, would become effective upon the filing of the amendment to our Certificate of Incorporation with the Secretary of State of Delaware, or at the later time set forth in the amendment. The timing of the amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to our Company and our stockholders. In addition, the Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to abandon the amendment and the Reverse Stock Split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of Delaware, the Board, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.
The proposed form of amendment to our certificate of incorporation to effect the Reverse Stock Split is attached as Appendix B to this Proxy Statement. Any amendment to our certificate of incorporation to effect the Reverse Stock Split will include the Reverse Stock Split ratio fixed by the Board, within the range approved by our stockholders.
Reasons for the Reverse Stock Split
To increase the per share price of our Common stock
Our Common Stock is currently listed for trading on the Capital Market tier of the Nasdaq Stock Market (the “Nasdaq Stock Market”). As discussed above, the main objective for effecting the Reverse Stock Split, should our Board choose to effect one, would be to increase the per share price of the Common Stock primarily, if necessary, to maintain compliance with the listing standards and policies of the Nasdaq Stock Market. However, there can be no assurance that the market price of our Common Stock will remain at a level that will be sufficient to meet any requirements and policies of the Nasdaq Stock Market or that our Common Stock will remain listed on the Nasdaq Stock Market. The Nasdaq Stock Market has discretion in determining whether or not to allow a company to stay listed with a low stock price. In the event that we are not successful in maintaining the listing of our Common Stock on the Nasdaq Stock Market, we intend to seek a listing on another national securities exchange, which will also require that the per share trading price of our Common Stock be higher than our current per share trading price. In addition, our Board believes that, should the appropriate circumstances arise, effecting the Reverse Stock Split, could, among other things, help us to appeal to a broader range of investors, generate greater investor interest in the Company, and improve the perception of our Common Stock as an investment security.
To potentially improve the liquidity of the Common Stock
A Reverse Stock Split could allow a broader range of institutions to invest in the Common Stock (namely, funds that are prohibited from buying stocks whose price is below certain thresholds), potentially increasing trading volume and liquidity of the Common Stock and potentially decreasing the volatility of the Common Stock if institutions become long-term holders of the Common Stock. A Reverse Stock Split could help increase analyst and broker interest in the Common Stock as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher. Some investors, however, may view a Reverse Stock Split negatively since it reduces the number of shares of Common Stock available in the public market.
The Board believes that retaining our listing on the Nasdaq Stock Market is in the best interests of the Company and our stockholders and is crucial to stockholder value and liquidity and our long-term business prospects.
In evaluating whether to seek stockholder approval for the Reverse Stock Split, the Board took into consideration negative factors associated with reverse stock splits. These factors include: the negative perception of reverse stock splits that investors, analysts and other stock market participants may hold; the fact that the stock prices of some companies that have effected reverse stock splits have subsequently declined, sometimes significantly, following their reverse stock splits; the possible adverse effect on liquidity that a reduced number of outstanding shares could cause; and the costs associated with implementing a reverse stock split.
Even if our stockholders approve the Reverse Stock Split, the Board reserves the right not to effect the Reverse Stock Split if in the Board’s opinion it would not be in the best interests of the Company or our stockholders to effect such Reverse Stock Split.
Potential Effects of the Proposed Amendment
If our stockholders approve the Reverse Stock Split and the Board effects one, the number of shares of Common Stock issued and outstanding will be reduced, depending upon the ratio determined by the Board. The Reverse Stock Split will affect all holders of our Common Stock uniformly and will not affect any stockholder’s percentage ownership interest in the Company, except that as described below in “Fractional Shares,” record holders of Common Stock otherwise entitled to a fractional share as a result of the Reverse Stock Split because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. For those stockholders who hold shares with a brokerage firm, the Company will round up fractional shares at the participant level. The Reverse Stock Split will not affect any stockholder’s proportionate voting power (subject to the treatment of fractional shares).
The Reverse Stock Split will not change the terms of the Common Stock. After the Reverse Stock Split, the shares of Common Stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the Common Stock now authorized. Our outstanding shares of Common Stock will remain fully paid and non-assessable.
After the effective time of the Reverse Stock Split, we will continue to be subject to the periodic reporting and other requirements of the Exchange Act.
The Reverse Stock Split, if implemented, will not affect the total authorized number of shares of our preferred stock or the par value of our preferred stock.
The following table illustrates the effects of a 1-for-5 to 1-for-200 Reverse Stock Split (without giving effect to the treatment of fractional shares), based on share information as of February 27, 2025:

	Shares of Common Stock
	Issued and Outstanding(1)	Issuable Under Existing Arrangements(1)(2)(3)	Authorized for Issuance(1)
Pre-Reverse Stock Split	4,393,587	798,919,523	25,000,000
1-for-5 Reverse Stock Split	878,718	159,783,905	5,000,000
1-for-50 Reverse Stock Split	87,872	15,978,391	500,000
1-for-100 Reverse Stock Split	43,436	7,989,196	250,000
1-for-200 Reverse Stock Split	21,718	3,994,598	125,000

(1)	These estimates do not reflect the potential effects of the issuance of additional share(s) to round up fractional shares that may result from the Reverse Stock Split.
(2)
This column reflects shares issuable under our existing obligations in connection with our common stock warrants, as further described in the Authorized Share Amendment Proposal and Issuance Proposal set forth herein. Unless the Authorized Share Amendment Proposal is approved and implemented, our exercise obligations in connection with the common stock warrants will exceed our total shares authorized.

(3)
This column assumes that the Issuance Proposal was approved and resulted in the maximum number of shares that can be issued under the Series A and Series B Warrants, combined, in addition to the then outstanding shares of common stock of the Company on a fully diluted basis.

There are risks associated with the Reverse Stock Split, all of which have been considered by the Board in recommending to the shareholders the Reverse Stock Split Proposal for approval.
We cannot predict whether the Reverse Stock Split will increase the market price for our common stock. The history of similar stock split combinations for companies in like circumstances is varied. There is no assurance that:
•
the market price per share of our common stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of our common stock outstanding before the Reverse Stock Split;

•	the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced stocks;
•	the Reverse Stock Split will result in a per share price that will increase the ability of the Company to attract and retain employees; or
•
the bid price per share will either exceed, or be maintained for the required period of time, in excess of $1.00 under the Minimum Bid Rule or $0.10 under the Low Priced Stock Rule as required by Nasdaq for continued listing.

The market price of our common stock will also be based on the performance of the Company, and other factors, some of which are unrelated to the number of shares outstanding. If the Reverse Stock Split is effectuated and the market price of our common stock declines, the percentage decline as an absolute number and as a percentage of the overall market capitalization of the Company may be greater than would occur in the absence of a Reverse Stock Split. Furthermore, the liquidity of our common stock could be adversely affected by the reduced number of shares that would be outstanding after the Reverse Stock Split. In addition, there can be no assurance that our common stock will not be delisted due to a failure to meet other listing requirements even if the market price per share of our common stock post Reverse Stock Split remains in excess of the requirements under the Minimum Bid Rule and the Low Priced Stock Rule.
Registered “Book-Entry” Holders of Common Stock
Our registered holders of Common Stock hold some or all of their shares electronically in book-entry form with the transfer agent. These stockholders do not have stock certificates evidencing their ownership of the Common Stock. They are, however, provided with statements reflecting the number of shares registered in their accounts.
Stockholders who hold shares electronically in book-entry form with the transfer agent will not need to take action to receive evidence of their shares of post-Reverse Stock Split Common Stock.
Holders of Certificated Shares of Common Stock
Stockholders holding shares of our Common Stock in certificated form will be sent a transmittal letter by the transfer agent after the effective time of the Reverse Stock Split. The letter of transmittal will contain instructions on how a stockholder should surrender his, her or its certificate(s) representing shares of our Common Stock (the “Old Certificates”) to the transfer agent. Unless a stockholder specifically requests a new paper certificate or holds restricted shares, upon the stockholder’s surrender of all of the stockholder’s Old Certificates to the transfer agent, together with a properly completed and executed letter of transmittal, the transfer agent will register the appropriate number of shares of post-Reverse Stock Split Common Stock electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. No stockholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Until surrendered, we will deem outstanding Old Certificates held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split Common Stock to which these stockholders are entitled. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for appropriate number of shares of post-Reverse Stock Split Common Stock. If an Old Certificate has a restrictive legend on its reverse side, a new certificate will be issued with the same restrictive legend on its reverse side.
STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Fractional Shares
We will not issue fractional shares in connection with the Reverse Stock Split. Instead, record holders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the

Reverse Stock Split ratio will automatically be entitled to receive an additional fraction of a share of Common Stock to round up to the next whole share. For those stockholders who hold shares with a brokerage firm, the Company will round up fractional shares at the participant level. Cash will not be paid for fractional shares.
Effect of the Reverse Stock Split on Outstanding Stock Options and Warrants
Based upon the Reverse Stock Split ratio, proportionate adjustments are generally required to be made to the per share exercise price and the number of shares issuable upon the exercise of all outstanding options, convertible instruments and warrants. This would result in approximately the same aggregate price being required to be paid under such options or warrants upon exercise, and approximately the same value of shares of Common Stock being delivered upon such exercise or conversion, as applicable, immediately following the Reverse Stock Split as was the case immediately preceding the Reverse Stock Split. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the Reverse Stock Split ratio.
Accounting Matters
The proposed amendment to our certificate of incorporation will not affect the par value of our Common Stock. As a result, at the effective time of the Reverse Stock Split, the stated capital on our balance sheet attributable to the Common Stock will be reduced in the same proportion as the Reverse Stock Split ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss will be restated for prior periods to conform to the post-Reverse Stock Split presentation.
No Dissenters’ or Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to any dissenters’ or appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Certain Federal Income Tax Consequences of the Reverse Stock Split
The following summary describes, as of the date of this proxy statement, certain U.S. federal income tax consequences of the Reverse Stock Split to holders of our Common Stock. This summary addresses the tax consequences only to a U.S. holder, which is a beneficial owner of our Common Stock that is either:
•	an individual citizen or resident of the United States;
•
a corporation, or other entity taxable as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or
•
a trust, if: (i) a court within the United States is able to exercise primary jurisdiction over its administration and one or more U.S. persons has the authority to control all of its substantial decisions or (ii) it was in existence before August 20, 1996 and a valid election is in place under applicable Treasury regulations to treat such trust as a U.S. person for U.S. federal income tax purposes.

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of the date of this proxy statement. Subsequent developments in U.S. federal income tax law, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the Reverse Stock Split.
This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, persons whose functional currency is not the U.S. dollar, partnerships or other pass-through entities, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold our Common Stock as part of a position in a “straddle” or as part of a “hedging transaction,” “conversion transaction” or other integrated investment transaction for federal income tax purposes or (iii) persons that do not hold our Common Stock as “capital assets” (generally, property held for investment). This summary does not address backup withholding and information reporting. This summary does not address U.S. holders who beneficially own Common Stock through a “foreign financial institution” (as defined in Code Section 1471(d)(4)) or certain other non-U.S. entities specified in Code Section 1472. This summary does not address tax considerations arising under any state, local or foreign laws, or under federal estate or gift tax laws.
If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of our Common Stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold our Common Stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the Reverse Stock Split.
Each holder should consult his, her or its own tax advisors concerning the particular U.S. federal tax consequences of the Reverse Stock Split, as well as the consequences arising under the laws of any other taxing jurisdiction, including any foreign, state, or local income tax consequences.
General Tax Treatment of the Reverse Stock Split
The Reverse Stock Split is intended to qualify as a “reorganization” under Section 368 of the Code that should constitute a “recapitalization” for U.S. federal income tax purposes. Assuming the Reverse Stock Split qualifies as a reorganization, a U.S. holder generally will not recognize gain or loss upon the exchange of our shares for a lesser number of shares, based upon the Reverse Stock Split ratio. A U.S. holder’s aggregate tax basis in the lesser number of shares received in the Reverse Stock Split will be the same such U.S. holder’s aggregate tax basis in the shares of our Common Stock that such U.S. holder owned immediately prior to the Reverse Stock Split. The holding period for the shares received in the Reverse Stock Split will include the period during which a U.S. holder held the shares of our Common Stock that were surrendered in the Reverse Stock Split. The United States Treasury regulations provide detailed rules for allocating the tax basis and holding period of the shares of our Common Stock surrendered to the shares of our Common Stock received pursuant to the Reverse Stock Split. U.S. holders of shares of our Common Stock acquired on different dates and at different prices should consult their tax advisors regarding the allocation of the tax basis and holding period of such shares.
THE FOREGOING IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, AND DOES NOT CONSTITUTE A TAX OPINION. EACH HOLDER OF OUR COMMON STOCK SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT TO THEM AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.
Interests of Officers and Directors in this Proposal
Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.
Vote Required
Approval of Proposal No. 2 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 2.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal 2.

PROPOSAL 3
TO AUTHORIZE, FOR PURPOSES OF COMPLYING WITH NASDAQ STOCK MARKET LISTING RULE 5635(d), THE ISSUANCE OF SERIES A WARRANTS, SERIES B WARRANTS, SHARES OF OUR COMMON STOCK UNDERLYING THE SERIES A WARRANTS AND SERIES B WARRANTS, AND CERTAIN PROVISIONS OF SUCH WARRANTS, ISSUED IN CONNECTION WITH AN OFFERING AND SALE OF SECURITIES OF THE COMPANY THAT WAS CONSUMMATED ON FEBRUARY 27, 2025
On February 27, 2025, we entered into a securities purchase agreement (the “Purchase Agreement”) with certain institutional investors (each, an “Investor” and, collectively, the “Investors”) for the purchase and sale of an aggregate of $15 million in securities in a first closing consisting of (i) 1,965,000 shares of Common Stock (the “Shares”), and (ii) pre-funded warrants (the “Pre-Funded Warrants”) to purchase up to 11,078,480 Shares (the “Pre-Funded Warrant Shares”), and an aggregate of $5 million in securities in a second closing consisting of (x) 4,347,826 Shares or Pre-Funded Warrants, (y) series A warrants to purchase up to 17,391,306 shares of Common Stock (the “Series A Warrants”), and (z) series B warrants to purchase up to 17,391,306 shares of Common Stock (the “Series B Warrants,” together with the Pre-Funded Warrants and the Series A Warrants, the “Warrants”) in the Offering at a purchase price of $1.15 per Share and accompanying warrants or $1.1490 per Pre-Funded Warrant and accompanying warrants.
Accordingly, we are seeking stockholder approval of the following:
•
the potential issuance in accordance with Nasdaq listing rule 5635(d), of 20% or more of our outstanding shares of Common Stock including the issuance of the Series A Warrants and the Series B Warrants and subject to the terms of the Series A Warrants and the Series B Warrants, any resulting issuance of shares of Common Stock issuable upon the exercise of the Warrants (the “Warrant Shares”) inclusive of the adjustment provisions of the Series A Warrants and Series B Warrants (including as set forth below);

•	to give full effect to the alternate cashless provision pursuant to Section 2(c) of the Series B Warrants;
•
to give full effect to the potential adjustment in the exercise price and resulting number of Warrant Shares issuable following a Dilutive Issuance (as defined in each of the Series A Warrants and the Series B Warrants) pursuant to Section 3(e) of the Series A Warrants and the Series B Warrants; and

•
to give full effect to the potential adjustment in the exercise price and resulting number of Warrant Shares issuable following an Issue Date Adjustment (as defined in each of the Series A Warrants and the Series B Warrants) pursuant to Section 3(f) of the Series A Warrants and the Series B Warrants.

Background
On February 27, 2025, SUNation Energy, Inc. entered into a placement agent agreement (the “Placement Agent Agreement”) with Roth Capital Partners, LLC pursuant to which the Company agreed to sell and issue, on a reasonable best efforts registered direct offering of (i) a combination of 17,391,306 Shares and Pre-Funded Warrants, (ii) 17,391,306 Series A Warrants, and (iii) 17,391,306 Series B Warrants.
The Offering was made pursuant to that certain Registration Statement on Form S-3, as amended (File No. 333-267066), which was originally filed on August 25, 2022, and declared effective by the Securities and Exchange Commission on September 22, 2022, including the Prospectus contained therein and a prospectus supplement dated February 27, 2025, filed with the Securities and Exchange Commission on February 27, 2025.
The following summary of certain terms and provisions of the Warrants is not complete and is subject to and qualified in its entirety by the provisions of the forms of Warrants which were filed as exhibits to the Company’s Form 8-K filed with the SEC on February 27, 2025.
Exercisability. Following the approval of the Issuance Proposal (the “Warrant Stockholder Approval”), the Series A Warrants will be issued and become immediately exercisable until five years after the date of issuance. Following the Warrant Stockholder Approval, the Series B Warrants will be issued and become immediately exercisable until five years after the date of issuance. Each of the Warrants will be exercisable, at the option of each holder, in whole or in part by delivering to us a duly executed exercise notice accompanied by payment in full in immediately available funds for the number of shares of Common Stock subscribed for upon such exercise (except in the case of a cashless exercise as discussed below).
Cashless Exercise and Alternative Cashless Exercise. If a registration statement registering the issuance of the shares of Common Stock underlying the Warrants under the Securities Act is not effective and/or a prospectus or the resale of shares of Common Stock underlying the Warrants is not available, the holder may, in its sole discretion, elect to exercise the Warrants through a cashless exercise, in which case the holder would receive upon such exercise the net number of shares of Common Stock determined according to the formula set forth in the Warrants, as applicable.
Additionally, under such a circumstance, with respect to the Series B Warrants only, the holder may also effect an “alternative cashless exercise” on or after the issuance date of the Series B Warrants (the “Issuance Date”). In such event, the aggregate number of Series B Warrant Shares issuable in such alternative cashless exercise shall equal the product of (x) the aggregate number of Series B Warrant Shares that would be issuable upon exercise of the Series B Warrant if such exercise were by means of a cash exercise rather than a cashless exercise and (y) 3.0.
No fractional shares of Common Stock will be issued in connection with the exercise of a Warrant. In lieu of fractional shares, we will pay the holder an amount in cash equal to the fractional amount multiplied by the exercise price or rounded up to the next whole number.
Exercise Limitation. A holder will not have the right to exercise any portion of the Warrants if the holder (together with its affiliates) would beneficially own in excess of, as of any date, the lower of (x) the maximum percentage of the number of shares of common stock outstanding immediately after giving effect to the issuance of shares of common stock issuable upon exercise of Series A Warrant or Series B Warrant, respectively, that can be issued to the holder without requiring a shareholder vote under the rules and regulations of the trading market on which the common stock trades on such date and applicable securities laws and (y) 4.99% (or, upon election by a holder prior to the issuance of any warrants, 9.99%) or 9.99%, as elected by such holder, of the number of shares of Common Stock outstanding immediately after giving effect to the exercise, as such percentage ownership is determined in accordance with the terms of the Warrants. However, any holder may increase or decrease such percentage to any other percentage not in excess of 9.99%, upon at least 61 days’ prior notice from the holder to us with respect to any increase in such percentage.
Upon Warrant Stockholder Approval, the Series A Warrants will be issued with an initial exercise price of $1.725 per share of Common Stock (subject to certain anti-dilution and issue date protections, as further set forth below, along with being subject to customary adjustments for reverse and forward stock splits, recapitalization and similar transactions following the date of issuance) and have a term of five years from the Issuance Date.
Upon Warrant Stockholder Approval, the Series B Warrants will be issued with an initial exercise price of $2.875 per share of Common Stock, subject to certain anti-dilution and issue date, as further set forth below, along with being subject to customary adjustments for reverse and forward stock splits, recapitalization and similar transactions following the date of issuance) and have a term of five years from the Issuance Date.
Adjustment for Subsequent Issuances. Subject to certain exceptions, if the Company issues or sells any Common Stock (or securities convertible into or exercisable into Common Stock) at a price per share (or conversion or exercise price, as applicable) less than the exercise price of the Series A Warrants or the Series B Warrants, respectively, then in effect, then the exercise price of the Series A Warrants and the Series B Warrants, respectively, will be reduced to such lower price, provided that such reduction in the exercise price shall not be less than 20% of the “Minimum Price” as defined under Nasdaq’s rules (the “Floor Price”). Simultaneously with any adjustment to the Exercise price, the number of Warrant Shares that may be purchased upon exercise of such Warrants shall be adjusted proportionately, so that after such adjustment the aggregate Exercise Price payable pursuant to the Warrants for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment, provided that the maximum number of Warrant Shares payable upon exercise of the Warrants shall be equal to the quotient obtained by dividing the original aggregate exercise price of the Series A Warrant or the Series B Warrant, respectively, on the Issuance Date by the Floor Price.
Issue Date Adjustment. If the lowest volume weighted average price of our Common Stock during the period from five trading days immediately preceding the Issuance Date of the Series A Warrants and the Series B Warrants, respectively, and ending five trading days immediately after the Issuance Date is less than the exercise price of the Series A Warrants or the Series B Warrants (“Event Market Price”), respectively, then the exercise price will be reduced to the Event Market Price, provided, however, the adjusted exercise price shall not be less than the Floor Price. However, if such adjustment would otherwise result in an increase in the exercise price thereunder, no adjustment shall be made.
Warrant Stockholder Approval. Under applicable Nasdaq listing rules, the second closing will not occur and the Series A Warrants, the Series B Warrants and certain shares of Common Stok or Pre-Funded Warrants will not be issued unless we obtain the approval of our stockholders under this Proxy. While we intend to promptly seek stockholder approval, there is no guarantee that the Warrant Stockholder Approval will ever be obtained. If we are unable to obtain the Warrant Stockholder Approval, the second closing will not occur, resulting in the Company not receiving $5.0 million in gross proceeds from the Offering, and the Series A Warrants and the Series B Warrants will not be issued. In addition, we will incur substantial cost, and management will devote substantial time and attention, in attempting to obtain the Warrant Stockholder Approval.
Transferability. Subject to applicable laws, surrender of initial warrant and delivery of a written assignment form thereto, the Warrants may be offered for sale, sold, transferred or assigned without our consent.
Exchange Listing. We do not intend to apply for the listing of the Warrants offered in this offering on any stock exchange. Without an active trading market, the liquidity of the Warrants will be limited.
Rights as a Stockholder. Except as otherwise provided in the Warrants or by virtue of such holder’s ownership of our shares of Common Stock, the holder of a Warrant does not have the rights or privileges of a holder of our shares of Common Stock, including any voting rights, until the holder exercises the Warrant.
Fundamental Transaction. In the event of a fundamental transaction, as described in the Warrants, and generally including, with certain exceptions, any reorganization, recapitalization or reclassification of our shares of Common Stock, the sale, transfer or other disposition of all or substantially all of our properties or assets, our consolidation or merger with or into another person, the acquisition of more than 50% of our outstanding shares of Common Stock, or any person or group becoming the beneficial owner of 50% of the voting power represented by our outstanding shares of Common Stock, the holders of the Warrants will be entitled to receive upon exercise thereof the kind and amount of securities, cash or other property that the holders would have received had they exercised the warrants immediately prior to such fundamental transaction.
Governing Law. The Warrants are governed by New York law.
Purpose of the Warrant Stockholder Approval
Pursuant to a Dilutive Issuance and an Issue Date Adjustment, the exercise price of the Series A Warrants and the Series B Warrants, respectively, may be adjusted to an exercise price that is equal to 20% of “Minimum Price” as defined under Nasdaq’s rules. As a result, the potential issuance of the Warrant Shares may be deemed a “20% Issuance,” under Nasdaq listing rule 5635(d), and as such the Company is required to obtain the approval of its stockholders in connection with the second closing of the Offering in order to comply with Nasdaq listing rule 5635(d). “Minimum Price” means the lower of the closing price immediately preceding the signing of the purchase agreement for the Offering or the average closing price for the five trading days immediately preceding such date, plus the value of the Warrants issued in the Offering. A “20% Issuance” is a transaction, other than a public offering, involving the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) which, alone or together with sales by officers, directors or substantial stockholders of the Company, equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance.
In order to comply with Nasdaq listing rule 5635(d) and permit the second closing of the Offering, the stockholders of the Company need to approve the issuance of the Series A Warrants and the Series B Warrants and the Warrant Shares issuable upon exercise of the Warrants together with the additional shares of our Common Stock that may become issuable upon adjustments provided for under the Series A Warrants and the Series B Warrants and the provisions of the Series A Warrants and the Series B Warrants indicated above, respectively. Until the Company obtains the Warrant Stockholder Approval in order to comply with Nasdaq listing rule 5635(d), the Second Closing will not occur and the Series A Warrants and the Series B Warrants will not be issuable.
Potential Adverse Effects of the Approval of the Warrant Stockholder Approval Provisions
Following approval by the stockholders of this proposal, existing stockholders will suffer substantial dilution in their ownership interests in the future as a result of the potential issuance of shares of Common Stock upon exercise of the Warrants. Assuming the full exercise of the Series A Warrants and the Series B Warrants at a Floor Price of $0.23, we may potentially issue an aggregate of up to approximately 783 million shares of Common Stock upon exercise of the Warrants, and the ownership interest of our existing stockholders would be correspondingly reduced.
The sale into the public market of these shares could materially and adversely affect the market price of our Common Stock.

Interest of Certain Persons in Matters to Be Acted Upon
No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in this Proposal that is not shared by all of our other stockholders.
Vote Required
Approval of Proposal No. 3 requires the affirmative vote of the majority of the votes cast on this proposal. Abstentions and broker non-votes are not considered votes cast and will have no effect on the outcome of Proposal No. 3.
Stockholders on the record date who participated in and purchased securities in the Offering that closed on February 27, 2025 (related to the Issuance Proposal) may not vote any shares purchased in such Offering with respect to Proposal 3, but such holders may vote on all other proposals set forth in this Proxy Statement.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal 3.

PROPOSAL 4
TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IN FAVOR OF THE AUTHORIZED SHARE INCREASE PROPOSAL, THE REVERSE STOCK SPLIT PROPOSAL OR THE ISSUANCE PROPOSAL IF THERE ARE NOT SUFFICIENT VOTES AT THE SPECIAL MEETING TO APPROVE AND ADOPT ONE OR MORE OF THESE PROPOSALS
General
We are asking shareholders to approve a proposal to permit us to adjourn or postpone the Special Meeting for the purpose of soliciting additional proxies in the event that, at the Special Meeting, there are insufficient votes to approve any of the Proposals set forth in this proxy statement (the “Adjournment Proposal”).
In this Adjournment Proposal, we are asking you to authorize the holder of any proxy solicited by our Board to vote in favor of adjourning the Special Meeting, and any later adjournments, to another time and place. If our shareholders approve the Adjournment Proposal, we could successively adjourn the Special Meeting, and any adjourned session of the Special Meeting, to a later date and use the additional time to solicit additional proxies in favor of the other proposals, including the solicitation of proxies from holders of our Common Stock that have previously voted against any of the proposals. If the Adjournment Proposal is approved, we could adjourn the Special Meeting without a vote on the proposals even if we had received proxies representing votes against such proposal such that it would not be approved by the vote required and seek to convince the holders of those shares to change their votes to votes in favor of such proposal. If you have previously submitted a proxy on any proposal and wish to revoke it upon adjournment or postponement of the Special Meeting, you may do so.
The length of time the Special Meeting is adjourned or postponed will depend on the circumstances and will be determined by the Company. If the Special Meeting is adjourned for more than 30 days after the date fixed for the original meeting date, we will be required to provide our shareholders with notice of the adjourned meeting.
Our Board believes that if the number of shares of our Common Stock present or represented at the Special Meeting is insufficient to approve any of the other proposals, it is in the best interests of our shareholders to enable us, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes to approve these proposals.
Vote Required
If a quorum is represented at the Special Meeting, this Proposal No. 4 will be approved if the number of votes cast “FOR” this proposal exceeds the number of votes cast “AGAINST” this proposal. Abstentions are not considered votes cast and will have no effect on the outcome of Proposal No. 4. Because a bank, broker, dealer or other nominee may generally vote without instructions on this Proposal No. 4, we do not expect any broker non-votes to result for this Proposal No. 4.
If a quorum is not represented at the Special Meeting, this Proposal No. 4 will be approved if a majority of the voting power of our Common Stock represented or the person presiding at the Special Meeting approves the proposal. In this case, abstentions and broker non-votes will have the effect of a vote “AGAINST” Proposal No. 4.
Voting Recommendation
The Board unanimously recommends a vote “FOR” Proposal 4.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table and accompanying footnotes set forth certain information regarding the beneficial ownership of the Company’s voting stock and Common Stock by (i) each person known by the Company to beneficially own more than 5% of our voting stock or Common Stock, (ii) each current executive officer and director of the Company, (iii) each of the Named Executive Officers of the Company for the fiscal year ended December 31, 2024, and (iv) all current executive officers and directors of the Company as a group, in each case based upon information available to the Company as of December 31, 2024. Unless otherwise noted, the address of each person is 171 Remington Boulevard, Ronkonkoma, NY 11779.
Percentage ownership is based on 4,793,587 shares of voting stock outstanding as of February 27, 2025, which is the aggregate of our Common Stock outstanding and one share of our Series D Convertible Preferred Stock (which is entitled to vote as a single class on an as converted basis with the common stockholders). As described elsewhere in this proxy statement, our shares purchased by any holders of record on the record date who participated in the Offering described in Proposal 3 are not permitted and whose votes shall not be counted towards approval on Proposal 3. All holders of record on the record date are permitted and entitled to vote on all other proposals (1, 2 and 4) contained in this Proxy Statement.
Beneficial ownership is determined in accordance with SEC rules. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities and include shares of Common Stock issuable upon the exercise of options, warrants, preferred stock, and other securities that are immediately exercisable or convertible, or exercisable or convertible within 60 days of February 27, 2025. Except as otherwise indicated, all persons listed below have sole voting and investment power with respect to the shares beneficially owned by them, subject to applicable community property laws. The information is not necessarily indicative of beneficial ownership for any other purpose.

Beneficial Owner	Number of Shares	Percentage
L1 Capital Global Opportunities Master Fund, Ltd.(1)	425,000	8.87%
Altium Healthcare Long Short Master Fund LP(2)	425,000	8.87%
Sabby Volatility Warrant Master Fund LTD(3)	260,000	5.42%
Bigger Capital Fund, LP and District 2 Capital Fund LP(4)	430,000	8.97%
Funds associated with Anson Investments(5)	425,000	8.87%
Roger H.D. Lacey	2,020	*
Scott Maskin	4,560	*
Spring Hollis	2,610	*
Henry Howard	—	—
Kevin O’Connor	322	*
James Brennan	2,731	*
Andrew Childs	—	—
Kristin Hlavka(6)	66	*
Kyle Udseth(7)	—	—
Eric Ingvaldson(8)	—	—
All current executive officers and directors as a group (8 persons)	12,309	*

*	Less than one percent
(1)
Based on information available to the Company and filed on Schedule 13G on March 5, 2025 by L1 Capital Global Opportunities Master Fund, Ltd. that they have sole voting and dispositive power over 425,000 shares of Common Stock and 13,950 Pre-Funded Warrants to purchase Common Stock, which are subject to a 9.99% beneficial ownership limitation. David Feldman and Joel Arber are the directors of L1 Capital Global Opportunities Master Fund and have voting control and investment discretion over the securities held by L1 Capital Global Opportunities Master Fund. As such they may be deemed to be beneficial owners of such shares of Common Stock. To the extent Mr. Feldman and Mr. Arber are deemed to beneficially own these securities, Mr. Feldman and Mr. Arber disclaim beneficial ownership over the securities except to the extent of any pecuniary interest therein. L1 Capital Global Opportunities Master Fund’s principal business address is 161A Shedden Road, 1 Artillery Court, PO Box 10085, Grand Cayman KY1-1001, Cayman Islands.

(2)
Based on information available to the Company, Altium Capital Management LLC, the investment manager of Altium Healthcare Long Short Master Fund LP, has voting and investment power over these securities. Jacob Gottlieb is the managing member of Altium Healthcare Long Short GP LLC, which is the general partner of Altium Healthcare Long Short Master Fund LP Jacob Gottlieb disclaims beneficial ownership over these securities. The principal address of Altium Capital Management LLC is 152 West 57th Street, 20th Floor, New York, New York 10019.

(3)
Based on information available to the Company, Sabby Management, LLC is the investment manager of Sabby Volatility Warrant Master Fund, Ltd. and shares voting and investment power with respect to these shares in this capacity. As manager of Sabby Management, LLC, Hal Mintz also shares voting and investment power on behalf of Sabby Volatility Warrant Master Fund, Ltd. Each of Sabby Management, LLC and Hal Mintz disclaims beneficial ownership over the securities listed except to the extent of their pecuniary interest therein. The registered business address of Sabby Volatility Warrant Master Fund, Ltd. is c/o Captiva (Cayman) Ltd, Governers Square, Bldg 4, 2nd Floor, 23 Lime Tree Bay Avenue, P.O. Box 32315, Grand Cayman, KY1-1209, Cayman Islands.

(4)
Based on information available to the Company, Bigger Capital Fund GP, LLC, the general partner of Bigger Capital Fund, LP, and each of (i) District 2 Capital LP, the investment manager of District 2 Capital Fund LP, (ii) District 2 GP LLC, the general partner of District 2 Capital Fund LP, and (iii) District 2 Holdings LLC, the managing member of District 2 GP LLC, have discretionary authority to vote a total of 430,000 shares of Common Stock, by Bigger Capital Fund, LP and District 2 Capital Fund LP, respectively, and may be deemed to be the beneficial owner of these shares. Michael Bigger is the managing member of Bigger Capital Fund GP, LLC and is the managing member of District 2 Holdings LLC. The principal business address of Bigger Capital Fund, LP is 11700 West Charleston Blvd, #170-659, Las Vegas, NV 89135. The principal business address of District 2 Capital Fund LP is 14 Wall Street, 2nd Floor, Huntington, NY 11743.

(5)
Based on information available to the Company, Anson Advisors Inc. and Anson Funds Management LP, the co-investment advisers of Anson Investments Master Fund LP (“AIMF”) and Anson East Master Fund LP (“AEMF”), have discretionary authority to vote 425,000 shares of Common Stock held by AIMF and AEMF, respectively. Tony Moore is the managing member of Anson Management GP LLC, which is the general partner of Anson Funds Management LP. Moez Kassam and Amin Nathoo are directors of Anson Advisors Inc. Mr. Moore, Mr. Kassam and Mr. Nathoo each disclaim beneficial ownership of these Common Shares except to the extent of their pecuniary interest therein. The principal business address of AIMF and AEMF is Maples Corporate Services Limited, PO Box 309, Ugland House, Grand Cayman, KY1-1104, Cayman Islands.

(6)	Includes 49 shares held by Ms. Hlavka directly and 17 RSUs that vest within 60 days of February 27, 2025.
(7)	Based on information available to the Company. Mr. Udseth, the Company’s former Chief Executive Officer, was a Named Executive Officer of the Company during the fiscal year ended December 31, 2024.
(8)
Based on information available to the Company. Mr. Ingvaldson, the Company’s former Chief Financial Officer, was a Named Executive Officer of the Company during the fiscal year ended December 31, 2024.

HOUSEHOLDING OF PROXY MATERIALS
The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.
A number of brokers with account holders who are our shareholders will be householding our proxy materials. A single proxy statement will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker or direct your written request to Corporate Secretary, 171 Remington Boulevard, Ronkonkoma New York 11779. Shareholders who currently receive multiple copies of the proxy statement at their address and would like to request householding of their communications should contact their broker.
Where You Can Find More Information
The Company files reports, proxy statements, and other information with the SEC, which is all publicly available on the SEC’s website, http://www.sec.gov. You may also find any document we file with the SEC on our website at https:// www.sunationenergy.com under the “Investors” menu. References to our website are inactive textual references only and the contents of our website should not be deemed to be incorporated by reference into this proxy statement. Financial information pertaining to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year. Shareholders of the Company may request copies of the Company’s financial statements and management’s discussion and analysis by contacting the Company’s Corporate Secretary at 171 Remington Boulevard, Ronkonkoma New York 11779.

OTHER MATTERS
Management knows of no other matters that will be presented at the meeting. If any other matters arise at the meeting, it is intended that the shares represented by the proxies will be voted in accordance with the judgment of the persons acting as proxies.

By Order of the Board of Directors,

Roger H.D. Lacey, Chairman

APPENDIX A

CERTIFICATE OF AMENDMENT OF CERTIFICATE OF INCORPORATION
OF SUNATION ENERGY, INC.,
a Delaware Corporation
SUNation Energy, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation's Certificate of Incorporation filed with the Secretary of State on November 14, 2024 (the “Certificate of Incorporation”).

2.	Article V, Section 5.01(a) of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:
“(a) The total number of shares of stock that the Corporation is authorized to issue is 1,000,000,000 shares of common stock, par value $0.05 per share (the “Common Stock”), and 3,000,000 preferred shares, par value $1.00 per share (the “Preferred Stock”).”
3.
This amendment was duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Scott Maskin, its Chief Executive Officer, this [   ]th day of [   ], 2025.

By:
Scott Maskin
Chief Executive Officer

A-1

APPENDIX B

CERTIFICATE OF AMENDMENT OF
CERTIFICATE OF INCORPORATION
OF SUNATION ENERGY, INC.,
a Delaware Corporation
SUNation Energy, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies as follows:
1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the provisions of the Corporation's Certificate of Incorporation filed with the Secretary of State on November 14, 2024 (the “Certificate of Incorporation”).

2.	Article V, Section 5.01(a) of the Certificate of Incorporation is hereby amended and restated in its entirety as follows:
“(a) The total number of shares of stock that the Corporation is authorized to issue is 1,000,000,000 shares of common stock, par value $0.05 per share (the “Common Stock”), and 3,000,000 preferred shares, par value $1.00 per share (the “Preferred Stock”).
Upon the filing and effectiveness (the “Effective Time”) pursuant to the General Corporation Law of the State of Delaware of this Certificate of Amendment to the Certificate of Incorporation of the Corporation, each two hundred (200) shares of Common Stock either issued and outstanding or held by the Corporation in treasury stock immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock (the “Reverse Stock Split”).
No fractional shares shall be issued in connection with the Reverse Stock Split. Instead, holders who would be entitled to receive fractional shares of Common Stock because they hold a number of shares not evenly divisible by the Reverse Stock Split ratio will be issued an additional fraction of a share of Common Stock to round up to the next whole post-Reverse Stock Split share of Common Stock. For those stockholders who hold shares with a brokerage firm, the Company will round up fractional shares at the participant level. No cash will be paid in lieu of fractional shares. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (“Old Certificates”), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
3.
This amendment was duly adopted and approved by the Board of Directors and stockholders of the Corporation in accordance with the applicable provisions of Section 228 and 242 of the General Corporation Law of the State of Delaware.

4.	All other provisions of the Certificate of Incorporation shall remain in full force and effect.
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Scott Maskin, its Chief Executive Officer, this [   ]th day of [   ], 2025.

By:
Scott Maskin
Chief Executive Officer

B-1

SCAN TO
VIEW MATERIALS & VOTE

SUNATION ENERGY, INC.
171 REMINGTON BOULEVARD
RONKONKOMA, NY 11779

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on April 2, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/SUNE2025SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on April 2, 2025. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V64867-Z89702

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SUNATION ENERGY, INC.

The Board of Directors recommends you vote FOR Proposals No. 1 through 4 below.

NOTE: THE PROXIES ARE AUTHORIZED TO VOTE IN THEIR DISCRETION UPON ANY OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

Please date and sign exactly as your name(s) appear(s) hereon, indicating, where proper, official position or representative capacity in which you are signing. When signing as executor, administrator, trustee or guardian, give full title as such; when shares have been issued in names of two or more persons, all should sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

SUNATION ENERGY, INC.
SPECIAL MEETING OF STOCKHOLDERS
April 3, 2025
10:00 a.m., Eastern Time

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

V64868-Z89702

SUNATION ENERGY, INC. **Proxy**

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON April 3, 2025.

The undersigned hereby appoints Roger H.D. Lacey and James Brennan, or either of them, as proxies, with full power of substitution to vote all the shares of common stock that the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of SUNation Energy, Inc., to be held through a virtual special meeting that will be accessible at www.virtualshareholdermeeting.com/SUNE2025SM to be held on April 3, 2025 at 10:00 a.m., Eastern Time, or at any adjournment thereof, upon any and all matters that may properly be brought before the meeting or at any adjournment thereof, hereby revoking all former proxies.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

(Continued and to be marked, dated and signed, on the other side)